Exhibit 10.18
JOINT INVENTION
(Worldwide Rights)
Attorney Docket No. 00127-0002-00600

ASSIGNMENT
WHEREAS We, the below named inventors, [hereinafter referred to as "Assignors"], have made an invention entitled:
SENSORS FOR IMPLANTABLE MEDICAL DEVICES AND METHODS OF USE THEREOF
for which We executed an application for United States Letters Patent filed in the U.S. Patent and Trademark Office (USPTO) filed concurrently herewith or identified by U.S. Provisional Application No. 62/313,218 filed on March 25, 2016; and
WHEREAS, ESTABLISHMENT LABS SA, a corporation of Costa Rica whose post office address is Coyol Free Zone, 4th St., Building B-15, La Garita, Alajuela 20113, COSTA RICA (hereinafter referred to as "Assignee"), is desirous of securing the entire right, title, and interest in and to this invention in all countries throughout the world, including the entire right, title, and interest in and to the above-referenced U.S. application and the United States Letters Patent to be issued upon this application or any application claiming priority to this application;
NOW THEREFORE, be it known that, for good and valuable consideration the receipt of which from Assignee is hereby acknowledged, We, as Assignors, have sold, assigned, transferred, and set over, and do hereby sell, assign, transfer, and set over unto the Assignee, its lawful successors and assigns, our entire right, title, and interest in and to this invention, the above-referenced U.S. application, and all non-provisional applications, and all divisions, and continuations thereof, and all Letters Patent of the United States which may be granted thereon, and all reissues thereof, and all rights to claim priority on the basis of the above-referenced U.S. application, and all applications for Letters Patent which may hereafter be filed for this invention in any foreign country, and all Letters Patent which may be granted on this invention in any foreign country, and all extensions, renewals, and reissues thereof; and We hereby authorize and request the Commissioner of Patents and Trademarks of the United States and any official of any foreign country whose duty it is to issue patents on applications as described above, to issue all Letters Patent for this invention to Assignee, its successors and assigns, in accordance with the terms of this Assignment;
AND, WE HEREBY covenant that We have the full right to convey the interest assigned by this Assignment, and We have not executed and will not execute any agreement in conflict with this Assignment;
AND, WE HEREBY further covenant and agree that We will, without further consideration, communicate with Assignee, its successors and assigns, any facts known to us respecting this invention, and testify in any legal proceeding, sign all lawful papers when called upon to do so, execute and deliver any and all papers that may be necessary or desirable to perfect the title to this invention in said Assignee, its successors or assigns, execute all non-provisional, divisional, continuation, and reissue applications, make all rightful oaths and generally do everything possible to aid Assignee, its successors and assigns, to obtain and enforce proper patent protection for this invention in the United States and any foreign country, it being understood that any expense incident to the execution of such papers shall be borne by the Assignee, its successors and assigns.

JOINT INVENTION
(Worldwide Rights)
Attorney Docket No. 00127-0002-00600

County of	Hennepin	)	Name:	Randolph Keith GEISSLER
		)	Address:	410 Brockwood Drive
		)		Hudson, WI 54016, USA
State of	Minnesota	)	By:	/s/ Randolph Keith Geissler
			Date:	13 April, 2016

Subscribed and sworn to before me this 13th day of April, 2016.
Randall E. Holscher, Notary Public

County of	)	Name:	Rudy A. MAZZOCCHI
	)	Address:	12168 NW 9th Drive
	)		Coral Springs, FL 33071, USA
State of	)	By:	/s/ Rudy A. Mazzocchi
		Date:	14 September, 2016

Subscribed and sworn to before me this __ day of ________, 20__.
_____________, Notary Public

County of	)	Name:	Juan José Chacón QUIRÓS
	)	Address:	Coyol Free Zone, 4th St., Building B-15
	)		La Garita, Alajuela 20113, COSTA RICA
State of	)	By:
		Date:	14 September, 2016

Subscribed and sworn to before me this __ day of ________, 20__.
_____________, Notary Public